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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): August 21, 2006

                     Lehman ABS Corporation, on behalf of:

    CORPORATE BACKED TRUST CERTIFICATES, GENERAL ELECTRIC CAPITAL SERVICES
                        NOTE-BACKED SERIES 2002-5 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    001-31289                 13-3447441
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(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
     of Incorporation)                  Number)              Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Writtten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Corporate Backed Trust Certificates, General Electric Capital Services
Note-Backed Series 2002-5 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of April 2, 2002.

Item 8.01. OTHER EVENTS

On August 21, 2006, distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

General Electric Capital Services, Inc., the issuer of the underlying securities, and General Electric Company, the guarantor of the underlying securities, are subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on General Electric Capital Services, Inc. please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under General Electric Capital Services, Inc.'s Exchange Act file number, 000-14804. For information on General Electric Company please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under General Electric Company's Exchange Act file number, 001-00035. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by General Electric Capital Services, Inc. and General Electric Company may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, the guarantor of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibit is filed as part of this report:

      1 Trustee's Distribution Statement to the Corporate Backed Trust Certificates, General Electric Capital Services Note-Backed Series 2002-5 Certificate Holders for the period ending August 21, 2006.


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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 21, 2006


                                         Lehman ABS Corporation


                                         By: /s/ Charles M. Weaver
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                                         Name:  Charles M. Weaver
                                         Title: Senior Vice President


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                                 EXHIBIT INDEX


Exhibit Number    Description

     1 Trustee's Distribution Statement to the Corporate Backed Trust Certificates, General Electric Capital Services Note-Backed Series 2002-5 Certificate Holders for the period ending
                  August 21, 2006


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